UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of earliest event reported): October 28, 2008
TRANSCONTINENTAL REALTY INVESTORS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-09240	94-6565852

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300 Dallas, Texas	75234

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 469-522-4200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (b) On October 28, 2008, David R. Fletcher ceased to be Executive Vice President and Chief Financial Officer of Transcontinental Realty Investors, Inc. (the “Company” or the “Issuer” or “TCI”). Mr. Fletcher had been appointed by the Board of Directors of the Company effective May 20, 2008 to such position. Mr. Fletcher, who also ceased similar positions with American Realty Investors, Inc. and Income Opportunity Realty Investors, Inc. on the same day will be pursuing other opportunities in the future not involving the Company.
     (c) On October 28, 2008, with the cessation of David R. Fletcher as the Chief Financial Officer of the Company, Gene S. Bertcher, Executive Vice President and Chief Accounting Officer became the Principal Financial Officer of the Company in addition to being the Principal Accounting Officer of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: October 29, 2008	TRANSCONTINENTAL REALTY INVESTORS, INC.
	By:	/s/ Louis J. Corna
Louis J. Corna, Executive Vice President,
General Counsel, Tax Counsel and Secretary

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